UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8031

Seligman Value Fund Series, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue New York, New York	10017
(Address of principal executive offices)	(Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman

Value Fund Series, Inc.

Large-Cap Value Fund

Smaller-Cap Value Fund

Annual Report

December 31, 2007

A Value Approach to Seeking Long-Term Capital Appreciation

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

To The Shareholders

We are pleased to present your annual shareholder report for Seligman Value Fund Series, Inc. Following this letter is a discussion with the Portfolio Managers of Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund, as well as each Fund’s investment results, portfolio of investments, and financial statements as of December 31, 2007.

Seligman Large-Cap Value Fund delivered a total return for the year ended December 31, 2007, of 9.0%, based on the net asset value of Class A shares (excluding sales charge). This solidly outpaced the Fund’s benchmark, the Russell 1000 Value Index, which returned -0.2% for the same period, as well as the Fund’s peers, as measured by the Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average, which returned 2.3% and 0.1%, respectively, for the same period. The broad equity market, as measured by the S&P 500 Index, returned 5.5% for the year.

Seligman Smaller-Cap Value Fund delivered a total return for the year ended December 31, 2007, of 6.3%, based on the net asset value of Class A shares (excluding sales charge), considerably outperforming its benchmark, the Russell 2000 Value Index, which returned -9.8% for the same period. The Fund also outperformed its peers, as measured by the Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average, which returned -1.0% and
-5.5%, respectively, for the same period.

Thank you for your continued support of Seligman Value Fund Series. We look forward to providing you with the investment experience, insight and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

February 27, 2008

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017	General Counsel Sullivan & Cromwell LLP Important Telephone Numbers
New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Mail Inquiries to: P.O. Box 9759 Providence, RI 02940-9759 Independent Registered Public Accounting Firm Deloitte & Touche LLP	(800) 221-2450 (800) 445-1777 (212) 682-7600 (800) 622-4597	Shareholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers

Neil T. Eigen and Richard S. Rosen

Seligman Large-Cap Value Fund

Q.	How did Seligman Large-Cap Value Fund perform for the year ended December 31, 2007?

A.	Seligman Large-Cap Value Fund delivered a total return of 9.0% for the year, based on the net asset value of Class A shares, significantly outperforming its benchmark, the Russell 1000 Value Index, which posted a total return of -0.2% for the same period. The Fund was among the top performers in its peer groups, as measured by the Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average, which returned 2.3% and 0.1%, respectively, for the year ended December 31, 2007.

Q.	What market conditions and economic events materially affected the Fund’s performance during 2007?

A.	Seligman Large-Cap Value Portfolio delivered strong investment results, outperforming its benchmark and peers in a year that was a particularly challenging for investors. As the year began to unfold, there was a general sentiment that the US would see a significant slowdown in GDP activity. After eight consecutive months of positive returns for the S&P 500 Index, US equities experienced a sharp decline in February 2007 as a tumbling market in China triggered a wave of sell-offs in markets around the world. Despite subprime mortgage fears, a weakening housing market, as well as continued mergers and acquisition (M&A) activity, further fueled equity advances.

Subprime concerns intensified during the summer months, which led to a tightening of the reins by credit lenders and a sell-off in the markets. M&A activity cooled significantly as market liquidity dried up and it became increasingly difficult to secure financing. The Federal Reserve Board sought to ease concerns by reducing the fed funds target rate by half of a percentage point in September to 4.75%, and by a quarter of a percentage point in October and December, ending the year at 4.25%. (Subsequent to year-end, the rate was decreased an additional 125 basis points to 3.0%). While investors showed signs of renewed interest following the Fed’s September rate cut, the sub-prime issues proved much worse than anticipated, and some of the write-offs that brokerage firms and banks announced in late summer were multiplied substantially by October. The result was a significant flight-to-quality in November and December as investors became increasingly risk averse.

Q.	What investment strategies and techniques materially affected the Fund’s performance during the period?

A.	The Fund’s investment results far exceeded those of its benchmark for the year as a result of judicious stock selection and our strong commitment to a long-term investing strategy. Oftentimes, holdings that have the largest negative impact one year have the largest positive impact the next. The detractors were far outweighed by the contributions, which enabled the Fund to garner strong returns on an absolute, as well as relative, basis during the year.

We believed that, even though the US economy was slowing because of the housing debacle and the subprime mortgage crises, foreign economics would continue to perform fairly well. As such, we believed that those US companies that could benefit from selling into foreign markets would continue to do well. With this in mind, we positioned the Fund with an overweighting in cyclical stocks, such as materials and machinery companies. We also positioned the Fund with a close-to-market weighting in energy, a sector that benefited as energy prices — in particular oil — continued to rise throughout the year.

The Fund’s largest sector weighting during the year was financials, a sector that accounts for approximately a third of

Interview With Your Portfolio Managers

Neil T. Eigen and Richard S. Rosen

Seligman Large-Cap Value Fund (continued)

the benchmark’s weighting. The sector performed dismally throughout 2007, and the benchmark’s nearly one-third weighting dragged the benchmark’s investment result down. The Fund, however, maintained a strategic underweight in the sector, and outperformed the benchmark within the sector to a large degree as a result, despite the Fund’s holding in Washington Mutual, which detracted from the Fund’s investment results during the year. The stock was sold prior to the year’s close, as we became increasingly concerned about a sharp dividend cut. (Subsequent to the sale, Washington Mutual did slash its dividend and the stock’s price declined drastically.)

The Fund heavily overweighted the industrials sector, relative to the benchmark. The sector performed well, and the Fund’s stock selection contributed to performance as well, on a relative and absolute basis. Honeywell International, in particular, aided the Fund’s investment results. This diversified company in the aerospace and defense industry realizes about half of its earnings from overseas business. Many of the themes that worked well in 2007 — international, aerospace and defense, and energy efficiency controls — are central to Honeywell’s business, and in turn, were reflected in the company’s stock price.

Another area in which the Fund was significantly overweight, relative to its benchmark, was information technology. Given an economic slowdown, we believed this sector would likely demonstrate more growth than others. We were rewarded on an absolute and relative basis, outperforming the benchmark considerably within the sector. Particularly notable contributors were Juniper Networks and BEA Systems. Always viewed as second to its competitor, Cisco, Juniper unveiled products that rivaled those of Cisco’s and boosted its business. Investor took notice, and Juniper’s stock rose nicely in 2007. BEA Systems, an enterprise software provider, received a takeover bid from Oracle, sending its share price higher. The Fund subsequently sold its shares in the software company. The Fund’s holding in Symantec detracted slightly from investment results. The company, which provides Internet security technology, saw a slowdown in its business. We believe that its fundamentals remain strong, and the Fund continues to hold a position in the stock. The detraction from Symantec, however, was more than offset by the Fund’s gains from Juniper and BEA.

The Fund’s largest area of detraction, relative to its benchmark, was the utilities sector. The sector delivered solid returns for the benchmark, but the Fund’s underweighting, combined with stock selection — Dynegy, in particular — led the Fund to underperform within the sector for the year. Dynegy is an independent power producer that we believe continues to offer significant upside potential, regardless of its disappointing performance in 2007.

J.C. Penney also detracted from the Fund’s investment results. Consumer spending as a result of a slowing US economy had a large impact on retailers in general during the year, and the consumer discretionary sector was among the poorest-performing in the benchmark. J.C. Penney has historically been a strong stock for the Fund, and we believe it will regain its strength when the economy begins to pick up.

Praxair, an industrial gas company in the materials sector, was among the Fund’s top contributors during the period. The company’s products allow for a more efficient production of steel and for a cleaner, less expensive refining of crude oil. With a shortage of these types of plants, and with contracts all over the world, Praxair saw continued earnings growth during the year.

Interview With Your Portfolio Managers

Neil T. Eigen and Richard S. Rosen

Seligman Smaller-Cap Value Fund

Q.	How did Seligman Smaller-Cap value Fund perform for the year ended December 31, 2007?

A.	Seligman Smaller-Cap Value Fund delivered a total return of 6.3% for the year, based on the net asset value of Class A shares, significantly outperforming its benchmark, the Russell 2000 Value Index, which posted a total return of -9.8% for the same period. The Fund also outperformed its peer groups, measured by the Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average, which returned -1.0% and -5.5%, respectively, for the year ended December 31, 2007.

Q.	What market conditions and economic events materially affected the Fund’s performance during 2007?

A.	Seligman Smaller-Cap Value Fund delivered strong investment results, outperforming its benchmark and peers to a considerable degree in a year that was particularly challenging for investors. As the year began to unfold, there was general sentiment that the US would see a significant slowdown in GDP activity. After eight consecutive months of positive returns for the S&P 500 Index, US equities experienced a sharp decline in February 2007 as a tumbling market in China triggered a wave of sell-offs in markets around the world. Despite subprime mortage fears, a weakening housing market, and continued rising oil prices, the markets continued to move forward. Solid corporate profits, as well as continued mergers and acquisition (M&A) activity, further fueled equity advances.

Subprime concerns intensified during the summer months, which led to a tightening of the reins by credit lenders and a sell-off in the markets. M&A activity cooled significantly as market liquidity dried up and it became increasingly difficult to secure financing. The Federal Reserve Board sought to ease concerns by reducing the fed funds target rate by half of a percentage point in September to 4.75%, and by a quarter of a percentage point in both October and December, ending the year at 4.25%. (Subsequent to year-end, the federal funds rate was lowered to 3.0%.) While investors showed signs of renewed interest following the Fed’s September rate cut, the sub-prime issues proved much worse than anticipated, and some of the write-offs that brokerage firms and banks announced in late summer were multiplied substantially by October. The result was a significant flight-to-quality in November and December as investors became increasingly risk averse.

Q.	What investment strategies and techniques materially affected the Fund’s performance during the period?

A.	The Fund’s investment result far exceeded those of its benchmark for the year as a result of judicious stock selection and our strong commitment to a long-term investing strategy. Oftentimes, holdings that have the largest negative impact one year have the largest positive impact the next. Detractors from the Fund’s investment results during the year were far outweighed by the contributors, which enabled the Fund to garner strong returns on an absolute, as well as relative, basis during the year.

Interview With Your Portfolio Managers

Neil T. Eigen and Richard S. Rosen

Seligman Smaller-Cap Value Fund (continued)

We felt that, even though the US economy was slowing because of the housing and subprime mortgage crises, foreign economies would continue to perform fairly well. As such, we believed that those US companies that could benefit from selling into foreign markets would continue to do well. With this mind, we positioned the Fund with an overweighting in cyclical stocks, such as materials and machinery companies.

The Fund’s largest sector weighting during the year was in industrials. The area was the Fund’s largest overweight, relative to the benchmark. The benchmark eked a barley positive return within the sector, while stock selection, in particular Cubic, enabled the Fund to garner a double-digit return in the sector for the year. Cubic, a company in the aerospace and defense industry, produces automatic entry systems such as those used in the New York subway system and the London Underground. The company provides not only the gating systems but the underlying technology as well. Increased demand as a result of a heightened global focus on defense and security has driven the company’s stock price higher. Another Fund holding, Continental Airlines, weighed on the Fund’s investment results during the year, however. While we believe Continental has done an excellent job in managing its business in an industry plagued by high fuel costs, and despite the fact that airline capacity is finally equaling pre-9/11 figures, the stock continues to reflect the rising price of oil and suffered during the year, detracting from Fund performance.

The Fund recognized its largest contribution to investment results from the information technology sector. The sector, in general, returned disappointing results for the benchmark. Though the Fund was overweight relative to the benchmark, stock selection, in particular Cypress Semiconductor, boosted the Fund’s performance considerably for the year. Cypress is a majority owner of a solar power company that saw its stock soar last year. This was, in turn, reflected in Cypress’ stock price, benefiting the Fund’s performance.

The largest area of detraction came from the health care sector. The sector, in general, performed well, delivering positive results for the benchmark. The Fund was overweight the benchmark, but stock selection led the Fund to underperform the benchmark. Keryx Biopharmaceuticals was among the Fund’s largest individual detractors. Keryx’s lead drug, Sulonex, which is used to treat diabetic neuropathy, underwent a critical phase three blind trial. While the results have not yet been announced, investors seemed to lose their nerve and the stock suffered as a result.

The consumer discretionary sector was particularly hard-hit in 2007 and ended the year as the worst performing sector for both the Fund and the benchmark. Despite the Fund’s underweighting, relative to the benchmark, and its holdings in Coldwater Creek and Ruby Tuesday, which were among the worst-performing stocks held by the Fund, other stock selection within the sector enabled the Fund to mitigate relative losses to some degree. Coldwater Creek is a catalog company with few stores nationwide. The company continued to expand throughout

Interview With Your Portfolio Managers

Neil T. Eigen and Richard S. Rosen

Seligman Smaller-Cap Value Fund (continued)

the year, despite disappointing sales, and the result weighed heavily on the company’s stock price. Ruby Tuesday also suffered from slowing consumer spending in the face of a weakening economy. The company has continued its efforts to improve the business, changing the face and improving the quality of the menu. Higher energy costs have hit consumers hard, taking away from available discretionary spending, and the effects were reflected in Ruby Tuesday’s stock performance.

The Fund realized positive contributions from the consumer staples and materials sectors, both overweights relative to the benchmark, and both areas in which the Fund outperformed the benchmark considerably. Notable within consumer staples was Central European Distributors, a beverage company whose business comes wholly from Europe. Within the materials sector, Owens-Illinois, the largest glass manufacturer in the world, was a standout for the Fund for the year. The company is under the helm of a new CEO focused on cutting wasteful capital spending. In addition, the industry has consolidated greatly and manufacturing capacity has been cut. In an environment of tightening supply and spiking demand, Owens-Illinois’ stock price rose significantly. Further contributing to the Fund’s relative investment results during the year was its significant underweighting in the financial sector. The sector languished throughout 2007, and the benchmark’s nearly one-third weighting dragged the benchmark’s investment results down. The Fund’s relative overweight in energy also made a positive contribution to investment results as continued rising energy prices drove the sector’s returns higher during the year.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Value Fund Series is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Fund’s Co-Portfolio Manager, are assisted by Jennifer Haberkorn (trader), David Levy (trader), and Kari Montanus.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each Fund of Seligman Value Fund Series, Inc., and to provide a summary of each Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Funds (except for Class I shares) as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

The chart for each Fund compares $10,000 hypothetical investments made in Class A shares, with and without the initial 5.75% maximum sales charge that became effective on January 7, 2008, and in Class B and Class D shares, without contingent deferred sales charge (“CDSC”), to $10,000 investments made in each Fund’s respective benchmark indices, for the ten-year period ended December 31, 2007. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A, Class B and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the chart but is included in the total returns table that follows the chart. The performance of Class C, Class I and Class R shares will differ from the performance shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% CDSC, charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C, Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Effective June 4, 2007, there is no initial sales charge on investments in Class C shares. Class C share returns are presented without an initial sales charge and would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. Class I shares do not have sales charges, and returns are calculated accordingly.

The stocks of smaller companies, which Seligman Smaller-Cap Value Fund invests in, may be subject to above-average price fluctuations. An investment in a Fund is subject to certain risks, including the possible loss of principal.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Series’ prospectuses or statement of additional information.

Performance and Portfolio Overview

Seligman Large-Cap Value Fund

Investment Results

Total Returns

For Periods Ended December 31, 2007

		Average Annual
	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(7.83)%	2.76%	15.04%	5.82%		n/a	n/a	n/a
Without Sales Charge	(2.22)	9.03	16.40	6.44		n/a	n/a	n/a
Class B
With CDSC†	(7.41)	3.25	15.30	n/a		n/a	n/a	n/a
Without CDSC	(2.54)	8.25	15.53	5.82	ø	n/a	n/a	n/a
Class C
With 1% CDSC	(3.58)	7.18	n/a	n/a		n/a	n/a	n/a
Without CDSC	(2.61)	8.18	15.51	n/a		4.63%	n/a	n/a
Class D
With 1% CDSC	(3.52)	7.18	n/a	n/a		n/a	n/a	n/a
Without CDSC	(2.54)	8.18	15.53	5.64		n/a	n/a	n/a
Class I	(1.90)	9.62	17.09	n/a		n/a	7.42%	n/a
Class R
With 1% CDSC	(3.29)	7.69	n/a	n/a		n/a	n/a	n/a
Without CDSC	(2.31)	8.69	n/a	n/a		n/a	n/a	16.40%
Benchmarks**
Lipper Large-Cap Value Funds Average	(4.71)	2.25	13.09	6.24		5.14	7.18	13.39
Lipper Multi-Cap Value Funds Average	(7.06)	0.08	13.72	7.42		6.69	8.18	13.89
Russell 1000 Value Index	(6.03)	(0.17)	14.62	7.17		6.17	9.22	14.87
S&P 500 Index	(1.37)	5.50	12.81	5.90		3.26	6.13	12.63

See footnotes on page 14.

Performance and Portfolio Overview

Seligman Large-Cap Value Fund

Investment Results (continued)

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/07	$15.73	$14.96	$14.95	$14.94	$16.04	$15.63
6/30/07	16.09	15.35	15.35	15.33	16.36	16.00
12/31/06	14.43	13.82	13.82	13.81	14.64	14.38

Diversification of Net Assets

December 31, 2007

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006
Common Stocks:
Aerospace and Defense	2	$7,708,136	$16,423,500	6.1	6.3
Capital Markets	2	13,926,118	13,556,700	5.1	3.5
Chemicals	3	13,001,822	19,376,350	7.2	7.6
Commercial Banks	1	6,553,491	7,776,300	2.9	3.4
Communications Equipment	1	6,793,758	10,624,000	4.0	6.1
Computers and Peripherals	1	6,257,636	6,553,500	2.4	—
Diversified Financial Services	2	11,355,480	12,736,500	4.7	6.4
Food and Staples Retailing	1	4,771,014	8,720,000	3.3	2.8
Food Products	2	6,788,524	7,979,411	3.0	2.0
Health Care Equipment and Supplies	2	11,237,538	13,779,980	5.1	8.0
Independent Power Producers and Energy Traders	2	12,500,908	14,268,000	5.3	3.2
Industrial Conglomerates	1	6,140,434	7,414,000	2.8	3.0
Insurance	4	25,407,001	30,237,700	11.3	9.8
Internet Software and Services	1	6,715,128	5,245,500	2.0	—
IT Services	1	10,624,728	9,306,900	3.5	3.3
Machinery	1	4,309,725	7,256,000	2.7	2.3
Multiline Retail	1	2,423,573	4,399,000	1.6	3.2
Oil, Gas and Consumable Fuels	4	17,663,066	35,085,500	13.1	11.0
Pharmaceuticals	1	8,168,381	6,628,500	2.5	3.3
Road and Rail	2	6,602,318	14,793,900	5.5	5.7
Specialty Retail	1	7,983,401	8,512,000	3.2	3.0
Thrifts and Mortgage Finance	—	—	—	—	3.0
Tobacco	1	3,416,950	7,558,000	2.8	3.3
Total Common Stocks	37	200,349,130	268,231,241	100.1	100.2
Other Assets Less Liabilities	—	(263,433)	(263,433)	(0.1)	(0.2)
Net Assets	37	$200,085,697	$267,967,808	100.0	100.0

Performance and Portfolio Overview

Seligman Large-Cap Value Fund

Largest Industries

December 31, 2007

Largest Portfolio Holdings#1

December 31, 2007

Security	Value	Percent of Net Assets
Juniper Networks	$10,624,000	4.0
Unum Group	9,991,800	3.7
Amdocs	9,306,900	3.5
Williams Companies	8,945,000	3.3
Chevron	8,866,350	3.3
Bank of New York Mellon	8,776,800	3.3
Valero Energy	8,753,750	3.3
Costco Wholesale	8,720,000	3.3
AES	8,556,000	3.2
Marathon Oil	8,520,400	3.2

Largest Portfolio Changes##

July 1 to December 31, 2007

Largest Purchases	Largest Sales
Symantec[2]	BEA Systems[3]
MetLife[2]	Motorola[3]
Seagate Technology[2]	Boston Scientific[3]
Morgan Stanley[2]	Washington Mutual[3]
AES	Juniper Networks
Dynegy (Class A)	Costco Wholesale
Unum Group	Amdocs
General Electric
Chevron
Praxair

See footnotes on page 14.

Performance and Portfolio Overview

Seligman Smaller-Cap Value Fund

Investment Results

Total Returns

For Periods Ended December 31, 2007

		Average Annual
	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(10.34)%	0.14%	16.16%	7.74%		n/a	n/a	n/a
Without Sales Charge	(4.88)	6.26	17.56	8.37		n/a	n/a	n/a
Class B
With CDSC†	(9.19)	1.07	16.45	n/a		n/a	n/a	n/a
Without CDSC	(5.23)	5.47	16.67	7.75	ø	n/a	n/a	n/a
Class C
With 1% CDSC	(6.02)	4.59	n/a	n/a		n/a	n/a	n/a
Without CDSC	(5.23)	5.47	16.67	n/a		11.10%	n/a	n/a
Class D
With 1% CDSC	(6.07)	4.53	n/a	n/a		n/a	n/a	n/a
Without CDSC	(5.28)	5.41	16.67	7.57		n/a	n/a	n/a
Class I	(4.60)	6.85	18.23	n/a		n/a	12.52%	n/a
Class R
With 1% CDSC	(5.96)	4.93	n/a	n/a		n/a	n/a	n/a
Without CDSC	(5.15)	5.83	n/a	n/a		n/a	n/a	16.91%
Benchmarks**
Lipper Small-Cap Core Funds Average	(8.87)	(1.00)	15.47	8.13		10.29	10.56	15.90
Lipper Small-Cap Value Funds Average	(12.37)	(5.54)	14.94	8.82		11.21	11.01	15.48
Russell 2000 Value Index	(13.08)	(9.78)	15.79	9.06		11.38	11.66	16.03

See footnotes on page 14.

Performance and Portfolio Overview

Seligman Smaller-Cap Value Fund

Investment Results (continued)

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/07	$15.92	$14.34	$14.34	$14.34	$16.65	$15.70
6/30/07	19.74	18.14	18.14	18.15	20.45	19.56
12/31/06	17.67	16.30	16.30	16.31	18.26	17.53

Diversification of Net Assets

December 31, 2007

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006
Common Stocks:
Aerospace and Defense	1	$2,998,336	$10,976,000	3.8	2.6
Airlines	1	1,821,662	4,227,500	1.5	2.6
Auto Components	—	—	—	—	1.8
Beverages	1	5,222,000	12,777,600	4.5	—
Biotechnology	1	9,446,773	5,880,000	2.1	4.3
Chemicals	2	10,514,842	15,156,750	5.3	7.2
Commercial Banks	—	—	—	—	1.4
Commercial Services and Supplies	4	14,755,179	24,139,350	8.4	8.8
Communications Equipment	1	5,661,896	5,704,000	2.0	2.3
Computers and Peripherals	1	6,657,580	3,834,600	1.3	1.5
Construction and Engineering	1	3,619,304	10,577,000	3.7	3.4
Containers and Packaging	1	4,641,890	10,395,000	3.6	—
Diversified Consumer Services	1	1,432,116	7,620,000	2.7	2.7
Electrical Equipment	3	14,892,534	18,780,092	6.5	3.0
Electronic Equipment and Instruments	1	1,052,337	6,955,200	2.4	4.1
Energy Equipment and Services	2	9,890,961	18,479,400	6.4	4.9
Food and Staples Retailing	—	—	—	—	2.5
Food Products	—	—	—	—	2.3
Health Care Providers and Services	2	11,423,563	9,564,680	3.3	3.2
Hotels, Restaurants and Leisure	3	10,722,560	11,811,900	4.1	6.7
Household Durables	—	—	—	—	1.3
Insurance	5	23,463,120	33,234,300	11.6	8.8
IT Services	1	6,607,926	6,267,800	2.2	—
Machinery	1	5,533,638	5,508,100	1.9	4.8
Media	—	—	—	—	3.1
Multiline Retail	1	5,249,440	4,333,500	1.5	1.5
Oil, Gas and Consumable Fuels	—	—	—	—	0.8
Personal Products	1	4,247,887	5,236,400	1.8	—
Pharmaceuticals	1	6,199,736	5,520,000	1.9	—
Real Estate Investment Trusts	1	7,637,278	4,677,000	1.6	—
Road and Rail	1	3,993,864	2,960,000	1.0	—

(Continued on page 13.)

Performance and Portfolio Overview

Seligman Smaller-Cap Value Fund

Diversification of Net Assets (continued)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006
Semiconductors and Semiconductor Equipment	2	$8,560,805	$18,364,900	6.4	4.4
Software	2	14,382,232	16,736,400	5.8	2.6
Specialty Retail	2	14,579,832	7,492,250	2.6	6.3
Total Common Stocks	44	215,209,291	287,209,722	99.9	98.9
Short-Term Holding and Other Assets Less Liabilities	1	463,126	485,746	0.1	1.1
Net Assets	45	$215,672,417	$287,695,468	100.0	100.0

Largest Industries

December 31, 2007

Performance and Portfolio Overview

Seligman Smaller-Cap Value Fund

Largest Portfolio Holdings#1

December 31, 2007

Security	Value	Percent of Net Assets
Exterran Holdings	$13,497,000	4.7
Central European Distribution	12,777,600	4.4
Cypress Semiconductor	11,889,900	4.1
Cubic	10,976,000	3.8
Shaw Group	10,577,000	3.7
Owens-Illinois	10,395,000	3.6
Quest Software	9,773,200	3.4
EnerSys	9,739,392	3.4
Penn National Gaming	8,932,500	3.1
Aspen Insurance Holdings	8,652,000	3.0

Largest Portfolio Changes##

July 1 to December 31, 2007

Largest Purchases	Largest Sales
TETRA Technologies[2]	PolyMedica[3]
Belden[2]	Guitar Center[3]
Dollar Thrifty Automotive Group[2]	PDL BioPharma[3]
FelCor Lodging Trust	Ruby Tuesday
Coldwater Creek	Cubic
WellCare Health Plans	South Financial Group[3]
Keryx Biopharmaceuticals	Cypress Semiconductor
Shaw Group
Trimble Navigation
Brink’s

*	Returns for periods of less than one year are not annualized.
**	See page 15 for description of benchmark averages and indices.
†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
ø	Ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.
#	Excludes short-term holdings.
##	Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
[1]

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

[2]	Position added during the period.
[3]	Position eliminated during the period.

Benchmarks

Averages

Lipper Large-Cap Value Funds Average – This average measures the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.0 billion at December 31, 2007). Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-growth value, compared to the S&P 500 Index.

Lipper Multi-Cap Value Funds Average – This average measures the performance of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.0 billion at December 31, 2007). Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year-sales per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds Average – This average measures the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.6 billion as of December 31, 2007). Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Lipper Small-Cap Value Funds Average – This average measures the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.6 billion as of December 31, 2007). Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Indices

Russell 1000 Value Index – This index measures the performance of those Russell 1000 companies (large-cap value segment of the US equity universe) with lower price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index – This index measures the performance of those Russell 2000 companies (small-cap value segment of the US equity universe) with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) – This index measures the performance of 500 of the largest US companies based on market capitalization.

Adapted from materials from Lipper Analytical Services, Inc., Russell Investment Group, and Standard & Poor’s.

The averages and indices are unmanaged benchmarks that assume reinvestment of all distributions. The performance of the averages excludes the effect of sales charges and taxes, and the performance of the indices excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an average or an index.

Lipper currently classifies Seligman Large-Cap Value Fund as a Multi-Cap Value Fund and Seligman Smaller-Cap Value Fund as a Small-Cap Core Fund.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of a Fund of the Series, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in a Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2007 and held for the entire six-month period ended December 31, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

(Continued on page 17.)

Understanding and Comparing

Your Fund’s Expenses (continued)

			Actual		Hypothetical
Fund	Beginning Account Value 7/1/07	Annualized Expense Ratio*	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**
Large-Cap Value Fund
Class A	$1,000.00	1.51%	$977.80	$7.52	$1,017.60	$7.67
Class B	1,000.00	2.26	974.60	11.25	1,013.81	11.47
Class C	1,000.00	2.26	973.90	11.24	1,013.81	11.47
Class D	1,000.00	2.26	974.60	11.25	1,013.81	11.47
Class I	1,000.00	0.93	980.90	4.67	1,020.50	4.76
Class R	1,000.00	1.76	976.90	8.78	1,016.32	8.96

Smaller-Cap Value Fund
Class A	$1,000.00	1.72%	$951.20	$8.47	$1,016.52	$8.76
Class B	1,000.00	2.48	947.70	12.15	1,012.73	12.56
Class C	1,000.00	2.47	947.70	12.14	1,012.74	12.55
Class D	1,000.00	2.47	947.20	12.13	1,012.74	12.54
Class I	1,000.00	1.14	954.00	5.64	1,019.44	5.83
Class R	1,000.00	1.97	948.40	9.67	1,015.28	10.00

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Series’ prospectuses for a description of each share class and its fees, expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2007 to December 31, 2007, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolios of Investments

December 31, 2007

Seligman Large-Cap Value Fund

	Shares	Value
Common Stocks 100.1%

Aerospace and Defense 6.1%
Honeywell International	130,000	$8,004,100
United Technologies	110,000	8,419,400
		16,423,500

Capital Markets 5.1%
Bank of New York Mellon	180,000	8,776,800
Morgan Stanley	90,000	4,779,900
		13,556,700

Chemicals 7.2%
E. I. du Pont de Nemours	140,000	6,172,600
Praxair	95,000	8,427,450
Rohm and Haas	90,000	4,776,300
		19,376,350

Commercial Banks 2.9%
U.S. Bancorp	245,000	7,776,300

Communications Equipment 4.0%
Juniper Networks*	320,000	10,624,000

Computers and Peripherals 2.4%
Seagate Technology	257,000	6,553,500

Diversified Financial Services 4.7%
Bank of America	150,000	6,189,000
JPMorgan Chase	150,000	6,547,500
		12,736,500

Food and Staples Retailing 3.3%
Costco Wholesale	125,000	8,720,000

Food Products 3.0%
Kraft Foods (Class A)	94,202	3,073,811
Tyson Foods (Class A)	320,000	4,905,600
		7,979,411

Health Care Equipment and Supplies 5.1%
Baxter International	130,000	7,546,500
Medtronic	124,000	6,233,480
		13,779,980

Independent Power Producers and Energy Traders 5.3%
AES*	400,000	8,556,000
Dynegy (Class A)*	800,000	5,712,000
		14,268,000

See footnotes on page 22.

Portfolios of Investments

December 31, 2007

Seligman Large-Cap Value Fund (continued)

	Shares	Value

Industrial Conglomerates 2.8%
General Electric	200,000	$7,414,000

Insurance 11.3%
MetLife	105,000	6,470,100
Prudential Financial	70,000	6,512,800
Travelers	135,000	7,263,000
Unum Group	420,000	9,991,800
		30,237,700

Internet Software and Services 2.0%
Symantec*	325,000	5,245,500

IT Services 3.5%
Amdocs*	270,000	9,306,900

Machinery 2.7%
Caterpillar	100,000	7,256,000

Multiline Retail 1.6%
J.C. Penney	100,000	4,399,000

Oil, Gas and Consumable Fuels 13.1%
Chevron	95,000	8,866,350
Marathon Oil	140,000	8,520,400
Valero Energy	125,000	8,753,750
Williams Companies	250,000	8,945,000
		35,085,500

Pharmaceuticals 2.5%
Wyeth	150,000	6,628,500

Road and Rail 5.5%
CSX	165,000	7,256,700
Union Pacific	60,000	7,537,200
		14,793,900

Specialty Retail 3.2%
The Gap	400,000	8,512,000

Tobacco 2.8%
Altria Group	100,000	7,558,000

Total Investments (Cost $200,349,130) 100.1%		268,231,241

Other Assets Less Liabilities (0.1)%		(263,433)

Net Assets 100.0%		$267,967,808

See footnotes on page 22.

Portfolios of Investments

December 31, 2007

Seligman Smaller-Cap Value Fund

	Shares	Value
Common Stocks 99.9%

Aerospace and Defense 3.8%
Cubic	280,000	$10,976,000

Airlines 1.5%
Continental Airlines*	190,000	4,227,500

Beverages 4.5%
Central European Distribution*	220,000	12,777,600

Biotechnology 2.1%
Keryx Biopharmaceuticals*	700,000	5,880,000

Chemicals 5.3%
Hercules	420,000	8,127,000
Minerals Technologies	105,000	7,029,750
		15,156,750

Commercial Services and Supplies 8.4%
Brink’s	90,000	5,376,600
Korn/Ferry International*	300,000	5,646,000
School Specialty*	165,000	5,700,750
Waste Connections*	240,000	7,416,000
		24,139,350

Communications Equipment 2.0%
F5 Networks*	200,000	5,704,000

Computers and Peripherals 1.3%
Hypercom*	770,000	3,834,600

Construction and Engineering 3.7%
Shaw Group*	175,000	10,577,000

Containers and Packaging 3.6%
Owens-Illinois*	210,000	10,395,000

Diversified Consumer Services 2.7%
Sotheby’s Holdings (Class A)	200,000	7,620,000

Electrical Equipment 6.5%
Belden	115,000	5,117,500
EnerSys*	390,200	9,739,392
Thomas & Betts*	80,000	3,923,200
		18,780,092

See footnotes on page 22.

Portfolios of Investments

December 31, 2007

Seligman Smaller-Cap Value Fund (continued)

	Shares	Value

Electronic Equipment and Instruments 2.4%
Trimble Navigation*	230,000	$6,955,200

Energy Equipment and Services 6.4%
Exterran Holdings*	165,000	13,497,000
TETRA Technologies*	320,000	4,982,400
		18,479,400

Health Care Providers and Services 3.3%
HealthSouth*	270,000	5,670,000
WellCare Health Plans*	91,834	3,894,680
		9,564,680

Hotels, Restaurants and Leisure 4.1%
Panera Bread (Class A)*	45,000	1,611,900
Penn National Gaming*	150,000	8,932,500
Ruby Tuesday	130,000	1,267,500
		11,811,900

Insurance 11.6%
Aspen Insurance Holdings	300,000	8,652,000
Endurance Specialty Holdings	180,000	7,511,400
Hanover Insurance Group	140,000	6,412,000
Infinity Property and Casualty	130,000	4,696,900
W.R. Berkley	200,000	5,962,000
		33,234,300

IT Services 2.2%
CACI International (Class A)*	140,000	6,267,800

Machinery 1.9%
Mueller Industries	190,000	5,508,100

Multiline Retail 1.5%
Fred’s	450,000	4,333,500

Personal Products 1.8%
Herbalife	130,000	5,236,400

Pharmaceuticals 1.9%
Par Pharmaceutical*	230,000	5,520,000

Real Estate Investment Trusts 1.6%
FelCor Lodging Trust	300,000	4,677,000

Road and Rail 1.0%
Dollar Thrifty Automotive Group*	125,000	2,960,000

See footnotes on page 22.

Portfolios of Investments

December 31, 2007

Seligman Smaller-Cap Value Fund (continued)

	Shares or Principal Amount		Value

Semiconductors and Semiconductor Equipment 6.4%
Cypress Semiconductor	330,000	shs.	$11,889,900
Varian Semiconductor Equipment Associates*	175,000		6,475,000
			18,364,900

Software 5.8%
Lawson Software*	680,000		6,963,200
Quest Software*	530,000		9,773,200
			16,736,400

Specialty Retail 2.6%
Coldwater Creek*	445,000		2,977,050
Pacific Sunwear of California*	320,000		4,515,200
			7,492,250

Total Common Stocks (Cost $215,209,291)			287,209,722

Repurchase Agreement 0.5%
Fixed Income Clearing Corporation 2.85%, dated 12/31/2007, maturing 1/2/2008, in the amount of $1,508,239, collateralized by: $1,565,000 Freddie Mac 5.625%, 11/23/2035 with a fair market value of $1,555,219 (Cost $1,508,000)	$1,508,000		1,508,000

Total Investments (Cost $216,717,291) 100.4%			288,717,722

Other Assets Less Liabilities (0.4)%			(1,022,254)

Net Assets 100.0%			$287,695,468

*	Non-income producing securities.
Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 2007

	Large-Cap Value Fund	Smaller-Cap Value Fund
Assets:
Investments, at value:
Common stocks	$268,231,241	$287,209,722
Repurchase agreement	—	1,508,000
Total investments*	268,231,241	288,717,722
Cash	—	371
Receivable for Capital Stock sold	893,896	902,790
Dividends and interest receivable	321,235	141,869
Expenses prepaid to shareholder servicing agent	13,345	16,085
Receivable from the Manager	1,071	886
Other	14,807	37,431
Total Assets	269,475,595	289,817,154

Liabilities:
Bank overdraft	178,243	—
Payable for Capital Stock redeemed	950,733	1,160,402
Management fee payable	183,911	247,652
Distribution and service (12b-1) fees payable	118,358	133,468
Payable for securities purchased	—	493,799
Accrued expenses and other	76,542	86,365
Total Liabilities	1,507,787	2,121,686
Net Assets	$267,967,808	$287,695,468

Composition of Net Assets:
Capital Stock, at $0.001 par:
Class A	$9,422	$9,739
Class B	1,751	1,869
Class C	2,302	2,247
Class D	2,412	3,559
Class I	964	680
Class R	486	720
Additional paid-in capital	202,402,420	212,853,761
Undistributed (dividends in excess of) net investment income (Note 6)	25,580	(1,466)
Undistributed/accumulated net realized gain (loss) (Note 6)	(2,359,640)	2,823,928
Net unrealized appreciation of investments	67,882,111	72,000,431
Net Assets	$267,967,808	$287,695,468

* Cost of investments	$200,349,130	$216,717,291
See Notes to Financial Statements.

(Continued on page 24.)

Statements of Assets and Liabilities (continued)

December 31, 2007

	Large-Cap Value Fund	Smaller-Cap Value Fund
Net Assets:
Class A	$148,241,500	$155,044,620
Class B	26,190,858	26,802,250
Class C	34,424,349	32,205,862
Class D	36,039,229	51,009,521
Class I	15,470,386	11,322,307
Class R	7,601,486	11,310,908

Shares Outstanding:
Class A	9,421,850	9,738,734
Class B	1,750,741	1,868,948
Class C	2,302,103	2,246,480
Class D	2,411,821	3,558,378
Class I	964,277	680,092
Class R	486,479	720,316

Net Asset Value per Share:
Class A	$15.73	$15.92
Class B	$14.96	$14.34
Class C	$14.95	$14.34
Class D	$14.94	$14.34
Class I	$16.04	$16.65
Class R	$15.63	$15.70

See Notes to Financial Statements.

Statements of Operations

For the Year Ended December 31, 2007

	Large-Cap Value Fund	Smaller-Cap Value Fund
Investment Income:
Dividends	$4,835,501	$1,630,504
Interest	22,634	71,627
Total Investment Income	4,858,135	1,702,131

Expenses:
Management fees	2,163,189	3,132,296
Distribution and service (12b-1) fees	1,442,551	1,727,709
Shareholder account services	916,006	1,076,310
Registration	98,470	103,290
Custody and related services	76,812	93,969
Auditing and legal fees	46,927	56,083
Shareholder reports and communications	32,505	39,052
Directors' fees and expenses	12,837	14,106
Miscellaneous	25,787	31,298
Total Expenses	4,815,084	6,274,113
Net Investment Income (Loss)	43,051	(4,571,982)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	16,895,443	50,046,018
Net change in unrealized appreciation of investments	5,378,213	(26,592,913)
Net Gain on Investments	22,273,656	23,453,105
Increase in Net Assets from Operations	$22,316,707	$18,881,123

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Large-Cap Value Fund		Smaller-Cap Value Fund
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Net investment income (loss)	$43,051	$219,384	$(4,571,982)	$(5,128,836)
Net realized gain on investments	16,895,443	14,670,995	50,046,018	49,589,381
Net change in unrealized appreciation of investments	5,378,213	15,340,366	(26,592,913)	17,623,822
Increase in Net Assets From Operations	22,316,707	30,230,745	18,881,123	62,084,367

Distributions to Shareholders:
Net investment income:
Class A	(29,245)	(113,907)	—	—
Class I	(8,053)	(80,830)	—	—
Net realized gain on investments:
Class A	—	—	(26,144,645)	(14,306,957)
Class B	—	—	(5,386,050)	(3,562,580)
Class C	—	—	(6,078,211)	(3,040,853)
Class D	—	—	(9,660,030)	(4,741,716)
Class I	—	—	(1,736,708)	(783,693)
Class R	—	—	(1,501,618)	(353,115)
Decrease in Net Assets From Distributions	(37,298)	(194,737)	(50,507,262)	(26,788,914)

Capital Share Transactions:
Net proceeds from sales of shares	38,864,418	49,912,182	43,336,052	50,709,441
Exchanged from associated funds	5,941,820	8,766,150	2,426,395	4,123,676
Investment of dividends	32,521	169,683	—	—
Investment of gain distributions	—	—	45,521,091	22,752,807
Total	44,838,759	58,848,015	91,283,538	77,585,924
Cost of shares repurchased	(54,312,932)	(58,470,827)	(80,774,070)	(121,418,230)
Exchanged into associated funds	(7,080,243)	(8,126,405)	(7,554,687)	(9,755,389)
Total	(61,393,175)	(66,597,232)	(88,328,757)	(131,173,619)
Increase (Decrease) in Net Assets From Capital Share Transactions	(16,554,416)	(7,749,217)	2,954,781	(53,587,695)
Increase (Decrease) in Net Assets	5,724,993	22,286,791	(28,671,358)	(18,292,242)

Net Assets:
Beginning of year	262,242,815	239,956,024	316,366,826	334,659,068
End of Year*	$267,967,808	$262,242,815	$287,695,468	$316,366,826

* Including undistributed (dividends in excess of) net investment income as follows:	$25,580	$19,827	$(1,466)	$ —
See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Multiple Classes of Shares — Seligman Value Fund Series, Inc. (the “Series”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Series consists of two separate funds: Seligman Large-Cap Value Fund (“Large-Cap Value Fund”) and Seligman Smaller-Cap Value Fund (“Smaller-Cap Value Fund”). Each Fund of the Series offers the following six classes of shares:

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (5.75% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions made within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans which have at least $2 million in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of a Fund are exchanged for Class B shares of another Seligman registered investment company, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares primarily were sold with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase; and shares purchased through certain financial intermediaries were bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase.

The Board of Directors of the Series has approved the automatic conversion of all of the Funds’ outstanding Class D shares to Class C shares at their relative net asset values on a future date to be determined. The conversion is currently expected to be implemented in the first half of 2008, although it may be delayed or terminated at any time prior to effectiveness. The conversion is not expected to affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Series’ Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Series:

a.	Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or

Notes to Financial Statements

security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. To the extent that either Fund invests a substantial percentage of its assets in an industry, that Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization or smaller capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the performance of a Fund investing in such companies may be negatively affected.

b.	Repurchase Agreements — The Funds may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Funds’ custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

c.	Multiple Class Allocations — Each Fund’s income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2007, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

f.	Taxes — There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

On January 1, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Funds file income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon their review of tax positions for the Funds’ open tax years of 2004-2007 in these jurisdictions, the Funds have determined that FIN 48 did not have a material impact on the Funds’ financial statements for the year ended December 31, 2007.

Notes to Financial Statements

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Series and provides the necessary personnel and facilities. Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% and 1.00% per annum of the average daily net assets of the Large-Cap Value Fund and Smaller-Cap Value Fund, respectively.

For the year ended December 31, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of each Fund’s shares and an affiliate of the Manager, received commissions and concessions from sales of Class A and (prior to June 4, 2007) Class C shares. Commissions were also paid to dealers for sales of Class A and Class C shares as follows:

Fund	Commissions and Concessions Retained by Distributor	Class A Dealer Commissions	Class C Dealer Commissions
Large-Cap Value Fund	$8,829	$55,347	$3,263
Smaller-Cap Value Fund	8,507	53,293	3,597

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to each Fund pursuant to its Plan. For the year ended December 31, 2007, fees incurred by the Large-Cap Value Fund and Smaller-Cap Value Fund under their respective Plans aggregated $354,797 and $414,266, respectively, or 0.25% and 0.25%, respectively, per annum of the average daily net assets of each Fund’s Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Funds to the Distributor pursuant to the Plan.

For the year ended December 31, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C and Class D, and 0.50% per annum of the average daily net assets of Class R, were as follows:

Fund	Class B	Class C	Class D	Class R
Large-Cap Value Fund	$319,354	$363,461	$382,146	$22,793
Smaller-Cap Value Fund	347,814	358,442	571,572	35,615

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended December 31, 2007, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $11,176 and $14,861 for the Large-Cap Value Fund and Smaller-Cap Value Fund, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2007, such charges amounted to $11,688 and $10,264 for the Large-Cap Value Fund and Smaller-Cap Value Fund, respectively. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $916,006 and $1,076,310 to the Large-Cap Value Fund and Smaller-Cap

Notes to Financial Statements

Value Fund, respectively, for shareholder account services in accordance with a methodology approved by the Series’ directors. Class I shares receive more limited shareholder services than each Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of each Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2007, the Series’ potential obligation under the Guaranties is $986,300. At December 31, 2007, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. Each Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to each Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Funds or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Series for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2007, is included in accrued expenses and other liabilities, as follows:

Fund	Amount
Large-Cap Value Fund	$1,349
Smaller-Cap Value Fund	1,466

4.	Committed Line of Credit — The Series is a participant in a joint $375 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund‘s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2007, the Series did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2007, were as follows:

Fund	Purchases	Sales
Large-Cap Value Fund	$48,610,551	$65,332,443
Smaller-Cap Value Fund	82,538,278	131,829,203

6.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such

Notes to Financial Statements

reclassifications will have no effect on net assets, results of operations or net asset value per share of a Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2007, the cost of investments for federal income tax purposes for the Large-Cap Value Fund and the Smaller-Cap Value Fund was $200,378,964 and $216,656,428, respectively. The tax basis cost was greater than the cost for financial reporting purposes for the Large-Cap Value Fund primarily due to the tax deferral of losses on wash sales in the amount of $29,834. The tax basis cost was lower than the cost for financial reporting purposes for the Smaller-Cap Value Fund primarily due to the receipt of return of capital payments in the amount of $75,739, partially offset by the tax deferral of losses on wash sales in the amount of $14,876.

The tax basis components of accumulated earnings at December 31, 2007 are presented below. Undistributed ordinary income primarily consists of net investment income and net short-term capital gains.

	Large-Cap Value Fund	Smaller-Cap Value Fund
Gross unrealized appreciation of portfolio securities	$75,099,926	$99,559,808
Gross unrealized depreciation of portfolio securities	(7,247,649)	(27,498,514)
Net unrealized appreciation of portfolio securities	67,852,277	72,061,294
Undistributed ordinary income	26,929	1,725,016
Capital loss carryforwards	(2,329,806)	—
Timing differences (post-October losses)	—	(322,749)
Undistributed net realized gain	—	1,360,798
Total accumulated earnings	$65,549,400	$74,824,359

At December 31, 2007, the Large-Cap Value Fund had a net capital loss carryforward for federal income tax purposes of $2,329,806, expiring in 2011, which is available for offset against future taxable net capital gains. Accordingly, no capital gain distribution is expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires. During the year ended December 31, 2007, the Large-Cap Value Fund utilized $16,925,277 of prior year’s capital loss carryforwards to offset current year’s net capital gains.

In addition, from November 1, 2007 through December 31, 2007, the Fund incurred $322,749 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2008. These losses will be available to offset future taxable net gains.

7.	Capital Share Transactions — The Series has authorized 1,000,000,000 shares for each Fund of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

Large-Cap Value Fund

	Year Ended December 31,
	2007		2006
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,306,417	$20,305,532	2,635,347	$34,753,075
Exchanged from associated funds	234,773	3,620,842	317,288	4,240,785
Converted from Class B*	367,179	5,703,769	646,424	8,614,099
Investment of dividends	1,534	24,468	6,158	88,853
Total	1,909,903	29,654,611	3,605,217	47,696,812
Cost of shares repurchased	(1,678,020)	(25,851,264)	(2,020,376)	(26,975,022)
Exchanged into associated funds	(272,273)	(4,155,760)	(310,624)	(4,134,580)
Total	(1,950,293)	(30,007,024)	(2,331,000)	(31,109,602)
Increase (decrease)	(40,390)	$(352,413)	1,274,217	$16,587,210

See footnote on page 34.

Notes to Financial Statements

Large-Cap Value Fund (continued)

	Year Ended December 31,
	2007		2006
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	34,801	$513,177	83,009	$1,064,302
Exchanged from associated funds	73,231	1,090,213	188,514	2,418,461
Total	108,032	1,603,390	271,523	3,482,763
Cost of shares repurchased	(545,990)	(7,988,638)	(849,953)	(10,931,827)
Exchanged into associated funds	(106,473)	(1,531,174)	(166,337)	(2,130,021)
Converted to Class A*	(385,277)	(5,703,769)	(672,771)	(8,614,099)
Total	(1,037,740)	(15,223,581)	(1,689,061)	(21,675,947)
Decrease	(929,708)	$(13,620,191)	(1,417,538)	$(18,193,184)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	123,099	$1,794,718	189,350	$2,415,575
Exchanged from associated funds	33,527	491,502	76,218	979,054
Total	156,626	2,286,220	265,568	3,394,629
Cost of shares repurchased	(401,110)	(5,904,468)	(707,505)	(9,123,775)
Exchanged into associated funds	(45,557)	(685,886)	(48,249)	(612,328)
Total	(446,667)	(6,590,354)	(755,754)	(9,736,103)
Decrease	(290,041)	$(4,304,134)	(490,186)	$(6,341,474)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	536,187	$7,886,525	633,286	$8,139,584
Exchanged from associated funds	51,382	734,377	88,613	1,127,126
Total	587,569	8,620,902	721,899	9,266,710
Cost of shares repurchased	(808,907)	(11,966,766)	(711,168)	(9,147,303)
Exchanged into associated funds	(48,187)	(707,378)	(97,147)	(1,243,079)
Total	(857,094)	(12,674,144)	(808,315)	(10,390,382)
Decrease	(269,525)	$(4,053,242)	(86,416)	$(1,123,672)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	178,075	$2,803,792	158,983	$2,147,044
Investment of dividends	496	8,053	5,525	80,830
Total	178,571	2,811,845	164,508	2,227,874
Cost of shares repurchased	(119,886)	(1,886,505)	(134,963)	(1,831,044)
Increase	58,685	$925,340	29,545	$396,830
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	358,247	$5,560,674	105,041	$1,392,602
Exchanged from associated funds	322	4,886	52	724
Total	358,569	5,565,560	105,093	1,393,326
Cost of shares repurchased	(46,387)	(715,291)	(34,281)	(461,856)
Exchanged into associated funds	(3)	(45)	(485)	(6,397)
Total	(46,390)	(715,336)	(34,766)	(468,253)
Increase	312,179	$4,850,224	70,327	$925,073

See footnote on page 34.

Notes to Financial Statements

Smaller-Cap Value Fund

	Year Ended December 31,
	2007		2006
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,069,069	$19,255,648	1,913,482	$32,644,112
Exchanged from associated funds	88,513	1,641,975	114,741	1,935,507
Converted from Class B*	318,962	5,967,273	574,026	9,704,584
Investment of gain distributions	1,319,458	22,609,348	666,633	11,142,233
Total	2,796,002	49,474,244	3,268,882	55,426,436
Cost of shares repurchased	(2,358,240)	(43,020,412)	(4,472,807)	(76,044,451)
Exchanged into associated funds	(223,765)	(3,984,820)	(248,757)	(4,184,253)
Total	(2,582,005)	(47,005,232)	(4,721,564)	(80,228,704)
Increase (decrease)	213,997	$2,469,012	(1,452,682)	$(24,802,268)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	56,050	$946,146	95,528	$1,509,833
Exchanged from associated funds	14,065	243,051	48,183	768,919
Investment of gain distributions	315,230	4,914,157	208,053	3,210,748
Total	385,345	6,103,354	351,764	5,489,500
Cost of shares repurchased	(585,781)	(9,761,099)	(860,806)	(13,545,805)
Exchanged into associated funds	(70,592)	(1,184,599)	(151,878)	(2,366,397)
Converted to Class A*	(348,309)	(5,967,273)	(615,805)	(9,704,584)
Total	(1,004,682)	(16,912,971)	(1,628,489)	(25,616,786)
Decrease	(619,337)	$(10,809,617)	(1,276,725)	$(20,127,286)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	165,842	$2,730,024	217,473	$3,460,155
Exchanged from associated funds	11,965	212,684	12,008	191,909
Investment of gain distributions	357,870	5,555,373	179,810	2,778,338
Total	535,677	8,498,081	409,291	6,430,402
Cost of shares repurchased	(423,928)	(7,053,589)	(690,524)	(10,826,503)
Exchanged into associated funds	(46,291)	(760,274)	(97,615)	(1,543,791)
Total	(470,219)	(7,813,863)	(788,139)	(12,370,294)
Increase (decrease)	65,458	$684,218	(378,848)	$(5,939,892)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	562,039	$9,394,541	591,414	$9,334,397
Exchanged from associated funds	19,465	326,170	77,833	1,227,341
Investment of gain distributions	593,303	9,207,049	290,446	4,485,979
Total	1,174,807	18,927,760	959,693	15,047,717
Cost of shares repurchased	(1,026,861)	(17,209,677)	(1,071,165)	(16,833,503)
Exchanged into associated funds	(102,536)	(1,613,872)	(105,925)	(1,657,129)
Total	(1,129,397)	(18,823,549)	(1,177,090)	(18,490,632)
Increase (decrease)	45,410	$104,211	(217,397)	$(3,442,915)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	113,151	$2,104,466	86,005	$1,466,907
Investment of gain distributions	97,147	1,736,708	45,452	783,693
Total	210,298	3,841,174	131,457	2,250,600
Cost of shares repurchased	(88,902)	(1,682,973)	(136,594)	(2,398,741)
Increase (decrease)	121,396	$2,158,201	(5,137)	$(148,141)

See footnote on page 34.

Notes to Financial Statements

Smaller-Cap Value Fund (continued)

	Year Ended December 31,
	2007		2006
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	489,599	$8,905,227	137,000	$2,294,037
Exchanged from associated funds	127	2,515	—	—
Investment of gain distributions	89,735	1,498,456	21,206	351,816
Total	579,461	10,406,198	158,206	2,645,853
Cost of shares repurchased	(112,219)	(2,046,320)	(104,954)	(1,769,227)
Exchanged into associated funds	(661)	(11,122)	(232)	(3,819)
Total	(112,880)	(2,057,442)	(105,186)	(1,773,046)
Increase	466,581	$8,348,756	53,020	$872,807

* Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

9.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Series is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Series’ financial statements.

Financial Highlights

The tables below are intended to help you understand the financial performance of each of the Fund’s classes for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Large-Cap Value Fund

CLASS A

	Year Ended December 31,
	2007		2006	2005		2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$14.43		$12.79	$11.62		$10.07		$7.45
Income (Loss) from Investment Operations:
Net investment income	0.04		0.05	0.04		0.06		0.07
Net realized and unrealized gain on investments	1.26		1.60	1.13		1.52		2.63
Total from Investment Operations	1.30		1.65	1.17		1.58		2.70
Less Distributions:
Dividends from Net Investment Income	—	#	(0.01)	—	#	(0.03)		(0.08)
Net Asset Value, End of Year	$15.73		$14.43	$12.79		$11.62		$10.07

Total Return	9.03%		12.92%	10.08%		15.69%	øø	36.29%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$148,242		$136,583	$104,699		$86,128		$78,428
Ratio of expenses to average net assets	1.51%		1.54%	1.61%		1.62%		1.66%
Ratio of net investment income to average net assets	0.29%		0.40%	0.36%		0.54%		0.89%
Portfolio turnover rate	18.01%		30.04%	29.85%		16.73%		19.09%

See footnotes on page 42.

Financial Highlights

Large-Cap Value Fund

	Year Ended December 31,
CLASS B	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$13.82	$12.33	$11.28	$9.83		$7.28
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)	(0.05)	(0.04)	(0.02)		0.01
Net realized and unrealized gain on investments	1.21	1.54	1.09	1.47		2.55
Total from Investment Operations	1.14	1.49	1.05	1.45		2.56
Less Distributions:
Dividends from Net Investment Income	—	—	—	—		(0.01)
Net Asset Value, End of Year	$14.96	$13.82	$12.33	$11.28		$9.83

Total Return	8.25%	12.08%	9.31%	14.75%	øø	35.23%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$26,191	$37,050	$50,508	$58,347		$62,146
Ratio of expenses to average net assets	2.26%	2.29%	2.36%	2.37%		2.42%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.35)%	(0.39)%	(0.20)%		0.13%
Portfolio turnover rate	18.01%	30.04%	29.85%	16.73%		19.09%

CLASS C
Per Share Data:
Net Asset Value, Beginning of Year	$13.82	$12.32	$11.28	$9.83		$7.28
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)	(0.05)	(0.04)	(0.02)		0.01
Net realized and unrealized gain on investments	1.20	1.55	1.08	1.47		2.55
Total from Investment Operations	1.13	1.50	1.04	1.45		2.56
Less Distributions:
Dividends from Net Investment Income	—	—	—	—		(0.01)
Net Asset Value, End of Year	$14.95	$13.82	$12.32	$11.28		$9.83

Total Return	8.18%	12.18%	9.22%	14.75%	øø	35.23%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$34,424	$35,820	$37,981	$39,117		$39,764
Ratio of expenses to average net assets	2.26%	2.29%	2.36%	2.37%		2.42%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.35)%	(0.39)%	(0.21)%		0.13%
Portfolio turnover rate	18.01%	30.04%	29.85%	16.73%		19.09%

See footnotes on page 42.

Financial Highlights

Large-Cap Value Fund

	Year Ended December 31,
CLASS D	2007	2006	2005		2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$13.81	$12.31	$11.27		$9.82		$7.27
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.07)	(0.05)	(0.04)		(0.02)		0.01
Net realized and unrealized gain on investments	1.20	1.55	1.08		1.47		2.55
Total from Investment Operations	1.13	1.50	1.04		1.45		2.56
Less Distributions:
Dividends from Net Investment Income	—	—	—		—		(0.01)
Net Asset Value, End of Year	$14.94	$13.81	$12.31		$11.27		$9.82

Total Return	8.18%	12.09%	9.32%		14.77%	øø	35.28%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$36,039	$37,027	$34,084		$31,797		$26,477
Ratio of expenses to average net assets	2.26%	2.29%	2.36%		2.37%		2.42%
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.35)%	(0.39)%		(0.20)%		0.13%
Portfolio turnover rate	18.01%	30.04%	29.85%		16.73%		19.09%

CLASS I
Per Share Data:
Net Asset Value, Beginning of Year	$14.64	$12.96	$11.70		$10.13		$7.47
Income (Loss) from Investment Operations:
Net investment income	0.13	0.13	0.12		0.12		0.12
Net realized and unrealized gain on investments	1.28	1.64	1.14		1.54		2.64
Total from Investment Operations	1.41	1.77	1.26		1.66		2.76
Less Distributions:
Dividends from Net Investment Income	(0.01)	(0.09)	—	#	(0.09)		(0.10)
Net Asset Value, End of Year	$16.04	$14.64	$12.96		$11.70		$10.13

Total Return	9.62%	13.66%	10.78%		16.37%	øø	37.01%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$15,470	$13,258	$11,357		$10,362		$7,160
Ratio of expenses to average net assets	0.95%	0.97%	0.97%		0.99%		1.08%
Ratio of net investment income to average net assets	0.85%	0.97%	1.00%		1.17%		1.46%
Portfolio turnover rate	18.01%	30.04%	29.85%		16.73%		19.09%

See footnotes on page 42.

Financial Highlights

Large-Cap Value Fund

CLASS R

	Year Ended December 31,						4/30/03* to 12/31/03
	2007		2006	2005	2004
Per Share Data:
Net Asset Value, Beginning of Period	$14.38		$12.76	$11.62	$10.08		$7.75
Income from Investment Operations:
Net investment income	—	#	0.02	0.01	0.03		0.04
Net realized and unrealized gain on investments	1.25		1.60	1.13	1.51		2.37
Total from Investment Operations	1.25		1.62	1.14	1.54		2.41
Less Distributions:
Dividends from Net Investment Income	—		—	—	—		(0.08)
Net Asset Value, End of Period	$15.63		$14.38	$12.76	$11.62		$10.08

Total Return	8.69%		12.70%	9.81%	15.28%	øø	31.15%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$7,601		$2,506	$1,326	$731		$2
Ratio of expenses to average net assets	1.76%		1.79%	1.86%	1.87%		1.85%	†
Ratio of net investment income to average net assets	0.03%		0.15%	0.11%	0.29%		0.66%	†
Portfolio turnover rate	18.01%		30.04%	29.85%	16.73%		19.09%	ø

See	footnotes on page 42.

Financial Highlights

Smaller-Cap Value Fund

	Year Ended December 31,
CLASS A	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$17.67	$15.82	$16.78	$14.30		$9.60
Income (Loss) from Investment Operations:
Net investment loss	(0.21)	(0.22)	(0.16)	(0.07)		(0.11)
Net realized and unrealized gain (loss) on investments	1.43	3.51	(0.37)	2.99		4.81
Total from Investment Operations	1.22	3.29	(0.53)	2.92		4.70
Less Distributions:
Distributions from Net Realized Capital Gain	(2.97)	(1.44)	(0.43)	(0.44)		—
Net Asset Value, End of Year	$15.92	$17.67	$15.82	$16.78		$14.30

Total Return	6.26%	21.38%	(3.08)%	20.58%	øø	48.96%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$155,045	$168,326	$173,612	$167,173		$117,200
Ratio of expenses to average net assets	1.71%	1.74%	1.76%	1.75%		1.81%
Ratio of net investment loss to average net assets	(1.17)%	(1.27)%	(1.01)%	(0.44)%		(1.14)%
Portfolio turnover rate	26.51%	35.40%	25.06%	32.70%		26.48%

CLASS B
Per Share Data:
Net Asset Value, Beginning of Year	$16.30	$14.79	$15.84	$13.63		$9.22
Income (Loss) from Investment Operations:
Net investment loss	(0.32)	(0.32)	(0.26)	(0.17)		(0.21)
Net realized and unrealized gain (loss) on investments	1.33	3.27	(0.36)	2.82		4.62
Total from Investment Operations	1.01	2.95	(0.62)	2.65		4.41
Less Distributions:
Distributions from Net Realized Capital Gain	(2.97)	(1.44)	(0.43)	(0.44)		—
Net Asset Value, End of Year	$14.34	$16.30	$14.79	$15.84		$13.63

Total Return	5.47%	20.56%	(3.84)%	19.61%	øø	47.83%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$26,802	$40,562	$55,686	$92,034		$86,427
Ratio of expenses to average net assets	2.46%	2.48%	2.51%	2.50%		2.56%
Ratio of net investment loss to average net assets	(1.92)%	(2.02)%	(1.76)%	(1.19)%		(1.89)%
Portfolio turnover rate	26.51%	35.40%	25.06%	32.70%		26.48%

See footnotes on page 42.

Financial Highlights

Smaller-Cap Value Fund

	Year Ended December 31,
CLASS C	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$16.30	$14.80	$15.84	$13.63		$9.22
Income (Loss) from Investment Operations:
Net investment loss	(0.32)	(0.32)	(0.26)	(0.17)		(0.19)
Net realized and unrealized gain (loss) on investments	1.33	3.26	(0.35)	2.82		4.60
Total from Investment Operations	1.01	2.94	(0.61)	2.65		4.41
Less Distributions:
Distributions from Net Realized Capital Gain	(2.97)	(1.44)	(0.43)	(0.44)		—
Net Asset Value, End of Year	$14.34	$16.30	$14.80	$15.84		$13.63

Total Return	5.47%	20.48%	(3.78)%	19.61%	øø	47.83%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$32,206	$35,549	$37,876	$44,185		$31,832
Ratio of expenses to average net assets	2.46%	2.48%	2.51%	2.50%		2.56%
Ratio of net investment loss to average net assets	(1.92)%	(2.02)%	(1.76)%	(1.19)%		(1.89)%
Portfolio turnover rate	26.51%	35.40%	25.06%	32.70%		26.48%

CLASS D
Per Share Data:
Net Asset Value, Beginning of Year	$16.31	$14.79	$15.84	$13.63		$9.22
Income (Loss) from Investment Operations:
Net investment loss	(0.32)	(0.32)	(0.26)	(0.17)		(0.20)
Net realized and unrealized gain (loss) on investments	1.32	3.28	(0.36)	2.82		4.61
Total from Investment Operations	1.00	2.96	(0.62)	2.65		4.41
Less Distributions:
Distributions from Net Realized Capital Gain	(2.97)	(1.44)	(0.43)	(0.44)		—
Net Asset Value, End of Year	$14.34	$16.31	$14.79	$15.84		$13.63

Total Return	5.41%	20.63%	(3.84)%	19.61%	øø	47.83%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$51,010	$57,281	$55,187	$61,889		$42,763
Ratio of expenses to average net assets	2.46%	2.48%	2.51%	2.50%		2.56%
Ratio of net investment loss to average net assets	(1.92)%	(2.02)%	(1.76)%	(1.19)%		(1.89)%
Portfolio turnover rate	26.51%	35.40%	25.06%	32.70%		26.48%

See footnotes on page 42.

Financial Highlights

Smaller-Cap Value Fund

CLASS I

	Year Ended December 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net Asset Value, Beginning of Year	$18.26	$16.21	$17.09	$14.48		$9.66
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.12)	(0.12)	(0.07)	0.02		(0.06)
Net realized and unrealized gain (loss) on investments	1.48	3.61	(0.38)	3.03		4.88
Total from Investment Operations	1.36	3.49	(0.45)	3.05		4.82
Less Distributions:
Distributions from Net Realized Capital Gain	(2.97)	(1.44)	(0.43)	(0.44)		—
Net Asset Value, End of Year	$16.65	$18.26	$16.21	$17.09		$14.48

Total Return	6.85%	22.11%	(2.56)%	21.23%	øø	49.90%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$11,322	$10,201	$9,141	$8,976		$6,585
Ratio of expenses to average net assets	1.15%	1.18%	1.18%	1.19%		1.27%
Ratio of net investment income (loss) to average net assets	(0.61)%	(0.71)%	(0.43)%	0.12%		(0.60)%
Portfolio turnover rate	26.51%	35.40%	25.06%	32.70%		26.48%

See footnotes on page 42.

Financial Highlights

Smaller-Cap Value Fund

CLASS R

	Year Ended December 31,					4/30/03* to 12/31/03
	2007	2006	2005	2004
Per Share Data:
Net Asset Value, Beginning of Period	$17.53	$15.72	$16.73	$14.31		$10.27
Income (Loss) from Investment Operations:
Net investment loss	(0.25)	(0.26)	(0.20)	(0.11)		(0.11)
Net realized and unrealized gain (loss) on investments	1.39	3.51	(0.38)	2.97		4.15
Total from Investment Operations	1.14	3.25	(0.58)	2.86		4.04
Less Distributions:
Distributions from Net Realized Capital Gain	(2.97)	(1.44)	(0.43)	(0.44)		—
Net Asset Value, End of Period	$15.70	$17.53	$15.72	$16.73		$14.31

Total Return	5.83%	21.27%	(3.39)%	20.15%	øø	39.34%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$11,311	$4,448	$3,156	$1,903		$2
Ratio of expenses to average net assets	1.96%	1.99%	2.01%	2.00%		2.03%	†
Ratio of net investment loss to average net assets	(1.42)%	(1.52)%	(1.26)%	(0.69)%		(1.38)%	†
Portfolio turnover rate	26.51%	35.40%	25.06%	32.70%		26.48%	ø

*	Commencement of offering of shares.
†	Annualized.
#	Less than + or – $0.01 per share.
ø	Computed at the Fund level for the year ended December 31, 2003.
øø

Excluding the effect of certain payments received from the Manager in 2004, total return would have been as follows: Large-Cap Value Fund Class A, B, C, D, I and R, 15.68%, 14.74%, 14.74%, 14.76%, 16.36%, and 15.27%, respectively; and for Smaller-Cap Value Fund Class A, B, C, D, I and R, 20.57%, 19.60%, 19.60%, 19.60%, 21.22%, and 20.14%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,

Seligman Value Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Value Fund Series, Inc. (the “Funds”), comprising the Seligman Large-Cap Value Fund and the Seligman Smaller-Cap Value Fund, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Seligman Value Fund Series, Inc. as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 27, 2008

Required Federal Income Tax Information (unaudited)

Dividends paid by Seligman Large-Cap Value Fund for the year ended December 31, 2007 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, 100% of the dividends paid to corporate shareholders qualify for the dividends received deduction. In order to claim the dividends received deduction for these distributions, corporate shareholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

For the year ended December 31, 2007, the Large-Cap Value Fund designates 100%, or the maximum allowable, of its dividend distributions paid as qualified dividends to individual shareholders. In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

The directors of Seligman Value Fund Series, Inc., of which Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund are each a separate series, unanimously approved the continuance of the Management Agreement with the Manager in respect of each Fund at a meeting held on November 15, 2007.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager gained from their experience as directors or trustees of each fund in the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Funds and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage each Fund, the overall arrangements between each Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Funds. They also noted the professional experience and qualifications of the Funds’ portfolio management team and other senior personnel of the Manager. The directors also considered the Manager’s selection of brokers and dealers for portfolio transactions and noted that they receive regular reports from the Manager concerning such selection. The quality of administrative and other services, including the Manager’s role in coordinating the activities of each Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters described in the Funds’ prospectuses relating to market timing activity, allegations of excessive fees and related matters for certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager provided an update on those matters. After discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Funds.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

Costs of Services Provided and Profitability

The directors reviewed information on profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Funds. The directors reviewed with the Manager’s Chief Financial Officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationship with each Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with each Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities on an agency basis. They reviewed information about the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Funds in respect of shares held in certain accounts, and that the Funds’ distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors noted that the Manager may derive reputational and other benefits from its association with the Funds.

Investment Results

The directors receive and review detailed performance information on the Funds at each regular Board meeting during the year in addition to the information received for the meeting regarding the continuance of the Management Agreement. The directors reviewed performance information for each Fund for the first nine months of 2007, the preceding seven calendar years and annualized one-, three- and five-year rolling periods ending September 30, 2007. The directors also reviewed information about the portfolio turnover rates of each Fund compared to other investment companies with similar investment objectives.

With respect to Seligman Large-Cap Value Fund, the directors reviewed information comparing the Fund to the Lipper Large-Cap Value Funds Average, the Russell 1000 Value Index, the S&P 500 Index and the Lipper Multi-Cap Value Funds Average, as well as performance relative to the other funds in the Lipper Multi-Cap Value Funds Average and to a group of competitor funds selected by the Manager. The directors noted that the Fund ranked above the median within its Lipper category for the one-, three- and five-year periods and that the Fund’s results were above its benchmarks for the three- and five-year periods as well. The directors also noted that the Fund had varyingly performed above or below its benchmarks in the other periods shown, and that for the first nine months of 2007, the Fund’s results were above each of its benchmarks. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

With respect to Seligman Smaller-Cap Value Fund, the directors reviewed information comparing the Fund to the Lipper Small-Cap Core Funds Average, Lipper Small-Cap Value Funds Average and the Russell 2000 Value Index, as well as performance relative to the other funds in the Lipper Small-Cap Core Funds Average and to a

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

group of competitor funds selected by the Manager. The directors noted that the Fund’s performance ranked above the median within its Lipper category for each of the periods presented and that the Fund’s results were above its benchmarks for the three- and five-year periods and for the first nine months of 2007, although they were varyingly above and below the benchmarks for the other periods presented. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Funds to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Manager charges other clients with investment objectives similar to those of the Funds.

The directors noted that the Manager manages registered investment companies that are “clones” of the Funds but are sold exclusively to insurance company separate accounts. The directors further noted that the management fee rates paid each Fund is the same as the management fee rate paid by its “clone” portfolio, except that the management fee rate for each “clone” portfolio included breakpoints (which had not been reached), which the management fee rate schedules for the Funds did not.

The Manager also manages accounts for institutional clients with investment objectives similar to those of the Funds. The management fee rates payable by the Manager’s institutional clients with similar investment objectives are lower, and in some cases much lower, than the rates paid by the corresponding Fund. The Manager reviewed with the directors the significantly greater scope of the services it provides the Funds relative to institutional clients. The Manager also noted that since open-end funds, such as the Funds, are constantly issuing and redeeming shares, they are more difficult to manage than institutional accounts, where the assets are relatively stable. The directors acknowledged and understood these considerations and accordingly gave appropriate weight to these fee comparisons.

The Manager noted that an unregistered investment company, with investment objectives similar to those of Seligman Large-Cap Value Fund, whose shares are sold primarily outside the United States, is a client of the Manager. The fee rate charged to that company is higher than that charged to the Fund, with the exception of a class of securities of such company offers exclusively to institutional investors, which has a lower rate than the Fund.

The directors also compared the management fee rate payable by each Fund to the rate paid by a subset of funds, with assets more closely comparable to those of the Fund, in its Lipper category (a “peer group”). With respect to Seligman Large-Cap Value Fund, information showed that the Fund’s current effective management fee rate was comparable to the average and the median for the peer group. With respect to Seligman Smaller-Cap Value Fund, the information showed that the Fund’s current effective management fee rate was within the range of management fees paid by the peer group, although it was somewhat higher than the average and the median for the peer group.

The directors also considered the total expense ratio of each Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of each Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided each Fund and its shareholders with a consistently high level of service.

The directors noted that Seligman Large-Cap Value Fund’s expense ratio was higher than the median and the average for its Lipper peer group, although it was not the highest in that peer group. The Manager explained that this was largely attributable to the Fund’s large number of small shareholder accounts due in part to the fact that the Fund is a core fund for many retirement plans. The directors concluded that the Seligman Large-Cap Value Fund’s expense ratio was acceptable.

The directors noted that Seligman Smaller-Cap Value Fund’s expense ratio was considerably higher than the median and the average for its Lipper peer group. The Manager explained that this was in part attributable to the Fund’s management fee rate, which was somewhat higher than the median for the peer group, and costs resulting from a large number of small accounts due to the fact that the Fund is a core fund for many retirement plans. The directors concluded that the Fund’s expense ratio was acceptable in light of the factors considered.

Economies of Scale

The directors noted that neither Fund’s management fee schedules contain breakpoints that reduce the fee rate on assets above specified levels. The directors considered each Fund’s current asset levels and the Manager’s expectations for growth in asset levels during the next year. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. They also observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the absence of breakpoints in each Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Value Fund Series, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Maureen Fonseca (52)[3] • Director: July 2007 to Date • Oversees 59 Portfolios in Fund Complex	Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).

John R. Galvin (78)[1,3] • Director: 1997 to Date • Oversees 61 Portfolios in Fund Complex	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.

John F. Maher (64)[1,3] • Director: December 2006 to Date • Oversees 59 Portfolios in Fund Complex	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).

Frank A. McPherson (74)[2,3] • Director: 1997 to Date • Oversees 61 Portfolios in Fund Complex	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 52.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (65)[2,3] • Director: 1997 to Date • Oversees 61 Portfolios in Fund Complex	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (66)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (75)[2,3] • Director: 1997 to Date • Oversees 61 Portfolios in Fund Complex	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (72)[1,3] • Director: 1997 to Date • Oversees 61 Portfolios in Fund Complex	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 52.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (69)* • Director and Chairman of the Board: 1997 to Date • Oversees 61 Portfolios in Fund Complex	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (55)* • Director and President: 1997 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

Neil T. Eigen (64) • Vice President and Co-Portfolio Manager: 1997 to Date	Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Vice President Seligman Portfolios, Inc. and Co-Portfolio Manager of its Large-Cap Value Portfolio and Smaller-Cap Value Portfolio. Formerly, Senior Managing Director, Chief Investment Officer, and Director of Equity Investing, Bear Stearns Asset Management.

Eleanor T.M. Hoagland (56) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.

Thomas G. Rose (50) • Vice President: 2000 to Date	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Richard S. Rosen (49) • Vice President and Co-Portfolio Manager: 1997 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President Seligman Portfolios, Inc. and Co-Portfolio Manager of its Large-Cap Value Portfolio and Smaller-Cap Value Portfolio. Formerly, Managing Director and Senior Portfolio Manager, Bear Stearns Asset Management.

See footnotes on page 52.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (51) • Vice President: 1997 to Date • Treasurer: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

Frank J. Nasta (43) • Secretary: 1997 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Series’ Statement of Additional Information (SAI) includes additional information about Series directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Series, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Series, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Series will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Series’ Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Series to determine how to vote proxies relating to portfolio securities as well as information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Series’ prospectuses or statement of additional information.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Value Fund Series, Inc., which contains information about the investment objectives, risks, charges, and expenses of each Fund, each of which should be considered carefully before investing or sending money.

EQVA2 12/07

ITEM 2.	CODE OF ETHICS.

As of December 31, 2007, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$79,017	$75,150
Audit-Related Fees	—	—
Tax Fees	5,300	5,000
All Other Fees	2,333	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	$141,440	$141,710
Tax Fees	9,000	11,955
All Other Fees	15,000	—

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-

upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by certain of the registrant’s affiliates.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $173,073 and $158,665, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN VALUE FUND SERIES, INC.

By:	/s/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 7, 2008

By:	/s/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: March 7, 2008

SELIGMAN VALUE FUND SERIES, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940